UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                January 31, 2006
                                ----------------
                        (Date of earliest event reported)
                                 Date of Report

                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


        Virginia                       000-49929                  82-0545425
        --------                       ---------                  ----------

(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (703) 871-2100
                                 --------------
              (Registrant's telephone number, including area code)

                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 31, 2006, the Compensation Committee (the "Committee") of Access National Corporation (the "Company") met (the "Compensation Meeting") to review the performance of the Company for 2005, to establish the 2006 base salaries for the Chief Executive Officer and the other executive officers and to determine the cash incentive awards for the Company's executives for 2005.

Compensation of the Named Executive Officers
--------------------------------------------

     At the Compensation Meeting, the Committee recommended a new base salary for 2006 and short-term cash incentives for 2005 for the named executive officers. The following table sets forth the Committee's recommendations to the Board of Directors for the executive compensation:

--------------------------------------------------------------------------------
                                                       2006 Base      2005 Cash
Name/Position                                          Salary         Incentive
--------------------------------------------------------------------------------
Michael W. Clarke, President, CEO                      $270,000       $250,000
--------------------------------------------------------------------------------
Robert C. Shoemaker, Executive Vice President, CCO     $208,650       $120,000
--------------------------------------------------------------------------------
Charles Wimer, Executive Vice President, CFO           $165,000       $ 55,000
--------------------------------------------------------------------------------
Dean F. Hackemer, President (Access National Mortgage) $266,875       $250,000
--------------------------------------------------------------------------------

     These recommendations were presented to the Board of Directors for approval at its meeting on January 31, 2006. The Board of Directors approved the recommendations of the Committee.

     The cash incentive will be paid in February 2006.

Compensation of Non-Employee Directors
--------------------------------------

     At the Compensation meeting, the Committee also reviewed recommendations by the Chief Executive Officer (the "CEO") relating to base retainer fees for 2006 and short-term cash incentives for 2005 for the Company's non-employee directors.

     Based on its review of the CEO's recommendations, the Committee approved the following compensation for the Non-Employee Directors of the Company:

--------------------------------------------------------------------------------
                                               2006        2005        2005 Cash
Name/Position                                  Retainer    Retainer    Incentive
--------------------------------------------------------------------------------
Jacques Rebibo, Non-Executive Chairman          $38,875     $37,000     $25,000
--------------------------------------------------------------------------------
J. Randy Babbitt, Non-Employee Director         $26,875     $25,000     $25,000
--------------------------------------------------------------------------------
Thomas Kody, Non-Employee Director              $26,875     $25,000     $25,000
--------------------------------------------------------------------------------
John W. Edgemond IV, Non-Employee Director      $26,875     $25,000     $25,000
--------------------------------------------------------------------------------
James L. Jadlos, Non-Employee Director          $26,875     $25,000     $25,000
--------------------------------------------------------------------------------

     These recommendations were presented to the Board of Directors for approval at its meeting on January 31, 2006. The Board of Directors approved the recommendations of the Committee.

     For the Non-Executive Chairman, $1,000 of the indicated 2005 and 2006 retainer amounts are paid monthly, totaling $12,000 per year. The balance of the 2005 retainer and cash incentive for all Non-Employee Directors, including the Chairman, will be paid in February 2006. The 2006 Retainer will be paid by quarterly installments in the month following the end of each fiscal quarter for 2006.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ACCESS NATIONAL CORPORATION
                                            (Registrant)


Date: February 6, 2006                      By:    /s/ Michael W. Clarke
                                                   -----------------------------
                                            Name:  Michael W. Clarke
                                            Title: President and Chief Executive
                                                   Officer